CONFIDENTIAL


                        BASIC LISTING RESELLER AGREEMENT

     This BASIC LISTING RESELLER  AGREEMENT (the "Agreement") is effective as of
                                                  ---------
the  1st  day  of September, 2003 (the "Effective Date"), and is entered into by
                                        --------------
and  between  UDS  Directory  Corp.,  d/b/a  go2  Directory  Systems  ("go2"), a
                                                                        ---
California corporation, whose address is 18400 Von Karman Avenue, Suite 320, Irvine, California 92612, and Telco Billing, Inc. a wholly owned subsidiary of YP.Net, Inc. ("TBI"), both Nevada corporations, whose address is 806 E. Buchanan
               ---
#115-250, Boulder City, NV 89005. go2 and TBI are referred to herein collectively as the "Parties".

                                    RECITALS

     WHEREAS, go2 provides proprietary and patented information gathering, entry and updating interfaces, storage, organization, distribution and publication services for the advertisers in go2's mobile and online yellow pages, including various basic and premium listing products and other information distribution services (collectively referred to herein as the "go2 Directory Services");
                                                       ----------------------

     WHEREAS, TBI provides online yellow page directory services accessible through the internet ("TBI Service") and sells certain directory listing
                          ------------
products  and  services  to  its  customers  ("TBI  Customers");
                                               --------------

     WHEREAS, go2 and TBI have come together to develop a beneficial relationship through which TBI desires to bundle go2's Basic Listing product with TBI's other listing products so that TBI customers will have the benefits of go2's Basic Listing product.

     NOW, THEREFORE, and in consideration of the mutual promises, representations and warranties contained in this Agreement, the parties agree as follows:

1.   DEFINITIONS

     The  following  definitions  apply throughout this Agreement, including any
Exhibits:

     1.1     "BASIC  LISTINGS"  means  the  basic  listings  and  fields  of information provided and delivered by go2 to go2 users in go2's online and mobile yellow page directory as indicated in Exhibit "A" attached hereto;
                                                    ----------
provided, however, that such information may be expanded from time to time by go2 at its sole discretion.

     1.2 "BASIC LISTING PROMINENCE" means the placement, size, color and/or design for Basic Listings in go2's online and mobile yellow page directory as determined by go2 from time to time in its discretion. The current Basic Listing Prominence is indicated in Exhibit"A" attached hereto, but such
                                        ----------
prominence may be modified from time to time as go2 modifies the look and feel of its online or wireless website as long as such prominence clearly, conspicuously and prominently distinguishes the Basic Listings from the free or Standard Listings included in go2's online and mobile yellow page directory. Upon each such modification that adds additional categories of premium listings that are placed in sections above the Standard and

CONFIDENTIAL


Basic Listings section, TBI shall have the option to cancel this Agreement by providing written notice to go2 within twenty (20) days of the notification of such change or planned change. There shall be no page break(s) between sections.

     1.3 "GO2 BRAND MARKS" means the trademarks, service marks, domain names, logos and other distinctive brand marks of the go2 brand that are used in or relate to the go2 Directory Services.

     1.4 "GO2 DIRECTORY SERVICES" is defined in the Recitals of this Agreement.

     1.5 "LOCATION INFORMATION" means the basic location information provided by TBI to go2 to be included in the Basic Listings, provided such information falls within the fields of information set forth in Exhibit"B" and
                                                                ----------
also complies with the technical parameters provided by go2 from time to time.

     1.6     "TBI CUSTOMER" is defined in the Recitals of this Agreement.

     1.7 "TBI BRAND MARKS" means the trademarks, service marks, logos and other distinctive brand marks of TBI or its Affiliates that are used in or relate to TBI's business.

     1.8     "TBI SERVICES" is defined in the Recitals of this Agreement.

     1.9 "LAUNCH DATE" means the date that go2 commences the display of the Basic Listings of TBI customers in go2's online and mobile yellow pages.

     1.10     "USER" means any individual who uses the go2 Directory
Services.

2.   SALE  OF  BASIC  LISTINGS

     2.1 SALE OF BASIC LISTINGS. go2 agrees to sell the Basic Listings to TBI, and TBI agrees to purchase the Basic Listings for bundling and resale to all of TBI Customers Such Basic Listings shall be included in go2's mobile and online yellow page directory and other go2 Directory Services, and go2 agrees to include and display such Basic Listings pursuant to the terms hereof. go2 agrees to receive and update, and TBI agrees to send and update, the Basic Listings on a monthly basis in accordance with a batch feed process that is mutually agreeable to the Parties. go2 will include all of the Location Information in go2's database which is made available through go2's APIs to various other directory and similar applications and distribution partners of go2, including wireless carriers, voice applications, online directories, navigation information providers, 411 directories, etc.

     2.2 IMPLEMENTATION FEES. TBI agrees to pay go2 an implementation fee of Twenty Thousand Dollars ($20,000) (the "Implementation Fee") upon the signing
                                           ------------------
of this Agreement. For this fee, go2 shall create and maintain a conversion table which shall be used to convert all of TBI's Customer data into a format compatible with the go2 system and matching category headings. Go2 shall provide TBI with the category mappings for these conversions.

     2.3 BASIC LISTING FEES. TBI agrees to pay go2 the basic listing fee (the "Basic Listing Fee") set forth on Exhibit"C" attached hereto for all of
       -------------------                 ----------
TBI's  paid  listings  for  Basic

CONFIDENTIAL


Listing placement. The Basic Listing Fee shall be incurred monthly based on the highest number of Basic Listings provided by go2 to TBI during each calendar month. Such fees shall be payable in advance for a period of three (3) months (the "Estimated Payment Period") based on an estimate of the total Basic Listing
      ------------------------
Fees payable for the Estimated Payment Period. go2 shall provide TBI with a monthly statement of the Basic Listing Fees payable for the month, which shall coincide with the number of Basic Listings provided by go2 for TBI's listings, and TBI shall pay any Basic Listing Fees in excess of the unearned advance payment within 15 days of the end of the month in which such excess Basic
Listing Fees are incurred. In the event that the Basic Listing Fees for the Estimated Payment Period are less than the advance payment, the excess shall be applied to reduce the advance payment for the next three (3) month Estimated Payment Period.

     2.4. INITIAL ADVANCE PAYMENT. Upon signing of this Agreement, TBI agrees to pay go2 the advance for the initial Estimated Payment Period equal to Forty Five Thousand Dollars ($45,000) (the "Advance Payment").
                                                  ----------------

     2.5 GO2'S DIRECTORY SERVICE METRICS. On a quarterly basis, go2 will provide TBI with designated general metrics of go2 Directory Services, including number of total page views, unique users, top category searches and such other metrics that go2 may determine to measure, track and disclose. TBI and go2 shall agree upon the nature of the disclosures of this information to TBI Customers.

     2.6 CUSTOMER SERVICE. All standard customer relationship and interaction services for Basic Listings will be provided by TBI. Updates, additions and other modifications of the Location Information shall be provided by TBI to go2 in accordance with the batch feed process on a monthly basis.

     2.7 COLLATERAL MATERIALS. Both parties shall have the right to review and approve any marketing materials, press releases, emails, and other communications and advertising that refer to the other party's Directory Services, distributors or distribution, wireless carrier or other partners, or the Basic or other Listings on Directory Services at any time. Upon request, the other party shall provide copies of any collateral materials that refer to the requesting party's or their parent's, Directory Services or the Basic or other Listings in advance of printing and circulation of such materials, and the requesting party agrees to promptly review and comment on the proposed collateral materials. Notwithstanding the foregoing, the parties may agree in writing to certain guidelines for the inclusion of such information, and marketing materials, press releases, emails and other communications that meet such guidelines do not need to be approved in advance, provided, however, either party may revoke their approval of such guidelines at any time.

     2.8 MARKETING STATEMENTS. Neither party shall make any false or misleading representations concerning the other or their Directory Services, distributors or distribution, wireless carrier or other partners, or the Basic or other Listings, or make any representations concerning the other's Directory Services' specifications, features, carriers and distribution partners, capabilities and applicable warranties which are not consistent with those statements approved by or delivered by such party to the other hereunder or in other published information, or undertake any acts injurious to the business or goodwill of the other party.

CONFIDENTIAL


     2.9 PRESS RELEASE. The Parties agree to each issue a mutually agreeable press release within fifteen (15) days of the Launch Date or as otherwise mutually agreed.
     2.10 LAUNCH DATE. The Launch Date shall be at a date mutually determined by both parties to coordinate with their public relations efforts and IT Department work load, but in no case more than 120 days after the signing of this agreement.


3.   GO2  PREMIUM  LISTINGS

     The Parties agree to enter into good faith discussions and negotiations regarding the resale of go2 Premium Listings by TBI as an upsell to TBI Customers. Such go2 Premium Listings will provide TBI customers with the ability to include much more detailed information regarding their locations (including pictures and graphics) as go2 determines and offers from time to time. The current data fields supported by go2's Premium Listings are set forth in Exhibit"D" hereof, which may be modified from time to time by go2. In
    ----------
addition, TBI customers who purchase go2 Premium Listings shall have access to go2's online tools and systems for such customers to add, delete, or modify information included in the go2 Premium Listing. The terms and specific requirements regarding reselling activities and order processing will be set forth in a different definitive agreement or an acceptable written amendment to this Agreement.

4.   TERM

     4.1 TERM. The term of this Agreement shall commence on the Effective Date and shall continue for three (3) years following the Launch Date ("Initial
                                                                         -------
Term");   At  the  end  of  the  Initial  Term,  this  agreement shall renew for
----
successive one year terms unless otherwise terminated by either party by providing written notice to the other party at least sixty (60) days prior to then end of such term. Collectively, the Initial Term and any Renewal Term is referred to herein as the "Term".
                                ----

     4.2     TERMINATION.

     4.2.1 Notwithstanding the foregoing, if either party breaches or defaults on any of the provisions of this Agreement, and such breach is not cured within thirty (30) days after the breaching party receives written notice, then in addition to all other rights and remedies of law or equity or otherwise, the injured party shall have the right to terminate this Agreement without any obligation or liability, at any time thereafter. Failure to terminate this Agreement following a breach which continues longer than such thirty (30) day period shall not constitute a waiver, at any time thereafter, of the non-breaching party's rights under this section provided such breach has not been cured. Except as explicitly set forth elsewhere in this Agreement, the foregoing rights in this Sections 4.2.1 will be in addition to any other legal or equitable remedies that the terminating Party may have.

     4.2.2 EFFECT OF TERMINATION. Upon expiration or termination of this Agreement, (i) TBI shall cease all marketing and promoting of the Basic Listings and discontinue all use,

CONFIDENTIAL


directly or indirectly, of the go2 Brand Marks, references to any go2 Directory Services, go2's distribution, wireless carrier or other partners, or go2 Basic Listings, or of any word, title expression, trademark, design, or marking that, in the opinion of go2, is confusingly similar to the go2 Brand Marks, (ii) TBI will immediately return to go2 all copies of the Confidential Information of go2 in the custody of TBI, and any go2 data, equipment, materials or other property that TBI has been provided during the term of this Agreement, (iii) go2 will immediately return to TBI all copies of the Confidential Information of TBI in the custody of go2, and any TBI data, equipment, materials or other property that go2 has been provided during the term of this Agreement, and (iv) all licenses from one party to the other party will immediately terminate. Notwithstanding anything in this Agreement to the contrary, the termination or expiration of this Agreement shall not relieve either Party of its obligations to the other incurred before the effective date of termination or expiration. Any payments that may have been paid in advanced and remain unused shall be returned to TBI in full including on a prorated basis for any partially used month.

5    INDEPENDENT  CONTRACTORS  /  PERSONNEL

     5.1 COMPLIANCE WITH LAWS. Both parties shall comply with all applicable federal, state, county and local laws, orders, rules, ordinances, regulations, and codes including, but not limited to, each party's obligations as an employer regarding the health, safety and payment of its employees. Both parties' compliance shall also include identifying and procuring the required permits, certificates, approvals, and inspections required for performance under this Agreement.

     5.2 INDEPENDENT CONTRACTORS. Each party, its subcontractors, employees, agents or other parties utilized by the party to perform the Services set forth in this Agreement are independent contractors for all purposes and at all times. Each party has the responsibility for, and control over, the means and details of performing its portion of the Services.

     5.3 PERSONNEL. Neither party will incur any responsibility or obligation to the other party's personnel. Each party's personnel will, at all times, remain employees, agents or subcontractors (whichever is applicable) of its respective employer.

     5.4 REPRESENTATIVES. Each party will designate a representative(s) who shall serve as that party's point of contact with the other party for purposes of supervising and managing performance of the respective parties' obligations under this Agreement.

     5.5 NOTICE OF MAJOR TRANSACTION. During the term of this agreement, TBI shall be notified if go2 is seeking any agreement for the acquisition or sale of their assets, technologies or capital stock of go2. For a period of at least ten (10) days, go2 shall negotiate in good faith with TBI regarding any such transaction, and TBI shall have an opportunity to participate in any bidding or sale process with any other potential buyer; provided, however, that after such period go2 and its shareholders shall not otherwise be limited in their ability to sell the assets, technologies or stock of go2.

6.   PROPRIETARY  INFORMATION  -  GENERAL

CONFIDENTIAL


     6.1 PROPRIETARY AND CONFIDENTIAL INFORMATION: DEFINED. It may be necessary for the parties, each as the "Discloser," to provide to the other
                                             ---------
party,  as  "Recipient,"  certain  proprietary  and  confidential  information
             ---------
(including trade secret information), including but not limited to information relating to the terms of this Agreement, reports under this Agreement, technical, financial, marketing, marketing pieces and methods, staffing and business plans and information, strategic information, and any other information of a secret, confidential, or proprietary nature relating to a Party's business including but not limited to any such information generated in the performance of work under this Agreement (collectively the Discloser's "Confidential
                                                                    ------------
Information").
-----------

     6.2 USE & PROTECTION OF INFORMATION. Recipient shall use the Confidential Information solely for the purpose(s) of performing this Agreement and not for their own or other's benefit, and Recipient shall protect Information from any use, distribution or disclosure except as permitted hereunder. Recipient will use the same standard of care to protect Confidential Information as Recipient uses to protect its own similar confidential and proprietary information, but not less than a reasonable standard of care. TBI's (or its parent's) Service, Customers, marketing methods, results etc. shall not be disclosed to or used for the benefit of any other entity than TBI, and shall remain the exclusive property of TBI

     6.3 OWNERSHIP, COPYING & RETURN OF INFORMATION. Confidential Information remains at all times the property of Discloser and no license or other rights in the Confidential Information is granted hereby, except as provided for in this Agreement. Recipient may make tangible or electronic copies, notes, summaries or extracts of Confidential Information only as necessary for use as authorized herein. All such tangible or electronic copies, notes, summaries or extracts must be marked with the same confidential and proprietary notice as appears on the original. Upon Discloser's request, all or any requested portion of the Confidential Information (including, but not limited to, tangible and electronic copies, notes, summaries or extracts of any Confidential Information) will be promptly returned to Discloser or destroyed, and Recipient will provide Discloser with written certification stating that such Confidential Information has been returned or destroyed.

     6.4 EXCEPTIONS. The restrictions in Section 6.2 shall not apply to any Confidential Information that the Recipient can prove: (i) was in the public domain at the time it was disclosed or has entered the public domain through no fault of the Recipient; (ii) was known to the Recipient, without restriction, at the time of disclosure; (iii) is disclosed with the prior written approval of the Discloser; (iv) is entirely independently developed by the Recipient without any use of the Confidential Information; or (v) is disclosed pursuant to the order or requirement of a court, administrative agency, or other governmental body; except marketing methods; provided, however, that the Recipient shall provide prompt notice thereof to the Discloser to enable the Discloser to seek a protective order or otherwise prevent or restrict such disclosure.

     6.5 EQUITABLE RELIEF. Recipient acknowledges and agrees that any breach or threatened breach of this Agreement is likely to cause Discloser irreparable harm for which money damages may not be an appropriate or sufficient remedy. Recipient therefore agrees that Discloser or its Affiliates, as the case may be, are entitled to seek, wherever it deems appropriate, injunctive or other equitable relief to remedy or prevent any breach or threatened breach of this

CONFIDENTIAL


Agreement. Such remedy is not the exclusive remedy for any breach or threatened breach of this Agreement, but is in addition to all other rights and remedies available at law or in equity.

     6.6 SURVIVAL OF CONFIDENTIALITY OBLIGATIONS. The parties' rights and obligations under this Section 6 shall survive and continue in effect until three (3) years after the expiration or termination date of this Agreement with regard to all Information exchanged during the term of this Agreement. Thereafter, the parties' rights and obligations hereunder survive and continue in effect with respect to any Confidential Information that is a trade secret under applicable law.

7.   GRANT  OF  LICENSES

     7.1 GO2 BRAND MARKS. go2 grants TBI a limited, non-exclusive, non-transferable (except in accordance with an assignment of TBI's rights under this Agreement pursuant to Section 12.1), (with no right to sub-license) license to use, reproduce, display, and transmit go2 Brand Marks solely in connection with the marketing and promotion of the Basic Listings on go2 Directory Services. TBI shall comply with any reasonable usage guidelines that may be provided by go2 from time to time.

     7.2 TBI BRAND MARKS. TBI grants go2 a limited, non-exclusive, non-transferable (except in accordance with an assignment of go2's rights under this Agreement pursuant to Section 12.1), (with no right to sub-license), license to use, reproduce, display, and transmit TBI Brand Marks solely in connection with the marketing, promotion and display of the Basic Listings. go2 shall comply with any reasonable usage guidelines that may be provided by TBI from time to time.

8.   REPRESENTATIONS  AND  WARRANTIES

Each party makes the following representations and warranties:

     8.1 DUE INCORPORATION OR FORMATION; AUTHORIZATION OF AGREEMENTS. The party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The party has the full power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement. The performance provided under this Agreement by the Parties, their respective officers, directors, licensees, subcontractors, employees, and agents under this Agreement, including but not limited use of fax, telephone or email are in compliance with applicable state and federal law.

     8.2 NO CONFLICT; NO DEFAULT. Neither the execution, delivery and performance of this Agreement nor the consummation by the party of the transactions contemplated in this Agreement will conflict with, violate or result in a breach of (a) any law, regulation, order, writ, injunction, decree, determination or award of any governmental authority or any arbitrator applicable to such party, and, if applicable, (b) any of the terms, conditions or provisions of the certificate of limited partnership or articles of incorporation or bylaws (or other governing documents) of such party, or (c) any material agreement, including, without limitation, distribution, agency, marketing, referral or other types of agreements with other wireless telecommunication service or product providers, or (d) any instrument to which such party is or may be bound or to which any of its material properties or assets are subject.

CONFIDENTIAL


     8.3 AGENCY. TBI represents that it has full authority to offer the go2 Basic Listings and to provide go2 with the Location Information from TBI customers which will be provided with the go2 Basic Listing with other TBI products.

9.   DISCLAIMERS

     EXCEPT  AS  EXPRESSLY  WARRANTED  IN  THIS  AGREEMENT, EACH PARTY EXPRESSLY
DISCLAIMS ANY WARRANTIES (EXPRESS, IMPLIED, OR STATUTORY, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT AND COURSE OF DEALING OR COURSE OF PERFORMANCE) , GUARANTIES, REPRESENTATIONS, PROMISES, STATEMENTS, ESTIMATES, CONDITIONS OR OTHER INDUCEMENTS, ORAL, WRITTEN OR OTHERWISE.

10.  LIMITATION  OF  LIABILITY

     NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY USE OF THE LOCATION INFORMATION IN THE GO2 DIRECTORY SERVICES, FOR ANY INTERRUPTION OF ANY GO2 DIRECTORY SERVICES, LOSS OF BUSINESS, REVENUE, PROFITS, LOSS OF DATA, INTERRUPTION OF BUSINESS, OR FOR INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY KIND, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, FOR CLAIMS UNDER THIS AGREEMENT, ARISING OUT OF THE TERMS AND CONDITIONS OF SALE AND/OR SALE OR USE OF THE SERVICES, BASED IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, IRRESPECTIVE OF THE NUMBER OR NATURE OF CLAIMS.

11.  NOTICE

     Communications relating to this Agreement must be communicated by certified mail, return receipt requested, telex, facsimile or overnight mail to the following addresses or as may be later designated by written notice of the other party:

     TBI, INC:
     4840 E. Jasmine St., Suite 105
     Mesa, Arizona  85205
     Attn: President

     With a copy to:
     Law Offices of Lewis & Rocca, LLP
     ---------------------------------
     40 N. Central Ave.
     ------------------
     Phoenix, AZ, 85004
     Attn: Randy Papetti


     GO2:

CONFIDENTIAL


     go2 Directory Systems
     18400 Von Karman Avenue, Suite 320
     Irvine, California  92612
     Attn: General Counsel

12.  GENERAL

     12.1 ASSIGNMENT. Neither Party may assign this Agreement without the prior written consent of the other Party, which shall not be unreasonably withheld or delayed. Notwithstanding, either Party may assign this entire Agreement without the other Party's consent to a successor entity if such successor receives substantially all of assignor's assets by merger, consolidation, or purchase. This Agreement shall bind and inure to the benefit of the Parties hereto and their respective permitted successors and assigns. Nothing contained in this Agreement, including without limitation any covenants or agreements, is intended to confer on any third person any benefits, rights, or remedies.

     12.2 GOVERNING LAW. This Agreement shall be governed by and interpreted under the laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

     12.3 LAWS AND REGULATIONS. Each party will comply with all local, municipal, state, federal and governmental laws, orders, codes and regulations in the performance of this Agreement.

     12.4 PERMITS AND LICENSES. Each party will obtain and keep current at its expense all governmental permits, certificates and licenses (including professional licenses, if applicable) necessary for its performance of the Services.

     12.5 WAIVER. The failure of either Party to enforce any provision of this Agreement shall not be construed to be a waiver of such a provision or the right of such Party thereafter to enforce such provision or any other provision of this Agreement. The waiver of a breach of any term or condition of this Agreement will not constitute the waiver of any other breach of the same or any other term.

     12.6 SEVERABILITY. The illegality, invalidity, or unenforceability of any part of this Agreement shall not affect the legality, validity, or enforceability of the remainder of it. If any part of the Agreement shall be found to be illegal, invalid, or unenforceable, this Agreement shall be given such meaning as would make this Agreement legal, valid, and enforceable in order to give effect to the intent of the parties.

     12.7 SURVIVAL. Numbered provisions, 4, 5, 6, 8, 9, 10, 11, 12 and 13 will survive the expiration or termination of this Agreement, in addition to any other provisions that by their content are intended to survive the performance, termination or cancellation of this Agreement.

     12.8 PUBLICITY. Neither of the parties hereto shall make any public announcement or disclosure respecting the transaction without the consent of the other party except such

CONFIDENTIAL


disclosure or announcement as may be required by applicable state or federal laws, rules or regulations, in which case the party so required to make an announcement or disclosure shall promptly notify the other party and discuss with the other party in good faith the precise wording of such announcement or disclosure. Both parties agree to use their best efforts to confidentially treat any document filed with any governmental agency, including the Securities and Exchange Commission, and/or to keep confidential the price, terms and conditions of the terms hereof to the fullest extent possible.

     12.9 HEADINGS; CONSTRUCTION. The headings of the various articles and sections in this Agreement are for convenience and reference only, and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement. Whenever the context requires, the words denoting the singular number may include the plural number, words denoting the plural number may include the singular number, and words denoting one gender will include any other gender.

     12.10 FORCE MAJEURE. If either Party is prevented from performing, or is unable to perform, any of its obligations under this Agreement due to any cause beyond the reasonable control of the Party invoking this provision, the affected Party's performance will be excused and the time for performance will be extended for the period of delay or inability to perform due to such occurrence.

     12.11 COUNTERPARTS/FACSIMILE. The Parties agree that this Agreement may be executed in counterparts and that a Party's facsimile signature will be deemed binding acceptance of this Agreement, and any subsequent written documents, by such party.

13.  ENTIRE  AGREEMENT

     This Agreement, together with the exhibits hereto, sets forth the entire and final understanding of the parties as to the subject matter hereof and supersedes all prior or contemporaneous Agreements, discussions, and correspondence pertaining to the subject matter hereof. Any preprinted terms and conditions on any order, invoice, statement, etc. Issued in connection with any schedule(s) hereunder by either party will be of no force and effect. This Agreement may not be amended or modified except by written document signed by duly authorized representatives of both parties. In the event of an inconsistency between the terms of this Agreement and those of any other oral or written Agreement between the parties, the provisions of this Agreement shall control.

CONFIDENTIAL


     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and do each hereby warrant and represent that their respective signatory whose signature appears below has been and is on the Effective Date duly authorized by all necessary and appropriate corporate action to execute this Agreement.

UDS DIRECTORY CORP., D/B/A               TELCO BILLING, INC.
GO2 DIRECTORY SYSTEMS

   /s/ Lee Hancock                                /s/ Angelo Tullo
--------------------------------              --------------------------------
By: Lee Hancock, CEO                          By: Angelo Tullo, President

Date: 8/26/03                            Date: 8/25/03
      -------------                            -------------

CONFIDENTIAL


                                    EXHIBIT A
                                    ---------

                         PROMINENCE OF BASIC LISTINGS IN
                         -------------------------------
                    GO2'S ONLINE AND MOBILE DIRECTORY SERVICE
                    -----------------------------------------

                         [SEE BOXES HIGHLIGHTED IN RED]
                         ------------------------------



                               [GRAPHIC OMITED]



                               [GRAPHIC OMITED]




Listing will include a link to a website address via a "Web Link" Icon or linked text such as the listed company's name.

                                                [GRAPHIC OMITED]



                                                [GRAPHIC OMITED]

CONFIDENTIAL


                                    EXHIBIT B
                                    ---------

                         FIELDS OF LOCATION INFORMATION
                         ------------------------------


Business Name
Street Address
City, State, Zip Code
Phone Number
Web Site Address
Email Address
One Business Category

CONFIDENTIAL


                                    EXHIBIT C
                                    ---------

                              BASIC LISTING PRICING
                              ---------------------

First Year:

No. of  Locations:

Less than 100,000                                $.30 per month per listing
More than 100,000 but less than 200,000          $.175 per month per listing
More than 200,000 but less than 300,000          $.07 per month per listing
300,000 or more                                  $.05 per month per listing

Example: The total fee for 301,000 listings would be $15,050.00 per month.

Subsequent Years:

     The Basic Listing Prices for any years after the initial year shall be subject to a percentage increase over the prior years' Basic Listing Prices determined as follows:

     %  increase  =  (total  page views in June, July, August of current year) /
(total  page  views  in  June,  July,  August  of  the  prior  year)

     For example, if the total go2 page views for June, July and August, 2004, are 36,000,000, and the total go2 page views for June, July and August of 2003 are 30,000,000, then the percentage increase would be 20%, and the Basic Listing Price for more than 300,000 listings increase to $.066 at the beginning of the next annual term.

     Notwithstanding the forgoing, in the second year of this Agreement the Basic Listing Prices shall not be greater 150% of the First Year Basic Listing Prices and in the third year of this Agreement the Basic Listing Prices shall not be greater than 100% of the First Year Basic Listing Prices.

CONFIDENTIAL


                                    EXHIBIT D
                                    ---------

                             PREMIUM LISTING FIELDS
                            ------------------------



DIRECTORY FIELDS:                                               EXAMPLES
---------------------------------------------  ------------------------------------------

BASIC REGISTRATION INFORMATION:
-------------------------------
Business Name                                  Joe's Pizza
Street Address                                 12453 Marigold Lane, No. 418
City, State, Zip                               Albuquerque, New Mexico  73455
Country (USA only)                             USA
Main Telephone Number                          508.434.9949
Business Category 1                            Restaurant

ENHANCED REGISTRATION INFORMATION:
----------------------------------
Display Telephone Number                       800-JOPIZZA
Email Address                                  jpi@hotmail.com
WebSite URL                                    www.joespizza.com
Fax Number                                     508.434.9972
Normal Hours of Operation                      Monday      CLOSED
                                               Tuesday     11:00am to 10:00pm
                                               Wednesday   11:00am to 10:00pm
                                               Thursday    11:00am to 10:00pm
                                               Friday      11:00am to 12:00am
                                               Saturday    OPEN 24 HOURS
                                               Sunday      12:01am to 9:00pm
Special/Holiday Hours                          Closing at Noon on Christmas Eve.; Closed
                                               on  Christmas Day

Payment Options                                Choose From Following (all that apply)
                                               Company Checks
                                               Personal Checks
                                               Cash
                                               Diners Club
                                               Money Orders
                                               Debit Card
                                               ATM
                                               Foodstamps
                                               American Express
                                               Mastercard
                                               Discover
                                               Visa
                                               Cashiers Checks


                                       16

                                               Government Issued Card
                                               Cash Not Accepted

Business Tagline/Slogan                        Joes Knows Pizza

Up to Two Additional Business Categories
Business Category 2                            Pizza
Business Category 3                            Italian Food

Keywords (pipe delimited list)                 Restaurants|Fast Food|Breakfast|Lunch

Brands (pipe delimited list)                   Gray Poupon|Heinz|Coke

Up to Two Additional Phone Numbers and Types
Additional Phone Number Description 1          After Hours Emergency
Additional Phone Number 1                      508.233.4483
Additional Phone Number Description 2          For Customer Complaints
Additional Phone Number 2                      508.233.4484

Establishment Date:                            03/06/2002

Promotional Message                            Sunday Nights:  Free Breadsticks with
                                               Every Pizza



DIRECTORY FIELDS:                                               EXAMPLES
---------------------------------------------  ------------------------------------------


IMAGES AND GRAPHICS:
--------------------
Logo
JPG, GIF (15k max size; 100 X 75 Pixels)      Business Logo

Up to 3 Image Files
JPG, GIF (25k max size; 200 X 200 Pixels)
Can Include Animated GIFs
Picture 1                                     Photo of Premises
Picture 2                                     Menu or other Graphic
Picture 3                                     Other Picture


NAVIGATION INFORMATION:
-----------------------
Nearest Major Cross Street 1                  Jamboree
Nearest Major Cross Street 2                  Von Karman


                                       17

CONFIDENTIAL


Alternate Directory Address                   Section A; 2th Floor, Store 32

Alternate Directory Entrance                  Next to Sears

Special Directions                            We're south of the 10 off the North Angeles
                                              Trafficway exit.  Turn into Big H Center at
                                              Higgenbotham signal.
                                              Park by Staples and walk to food court along
                                              courtyard on the North Side Staples.
                                              During Traffic, Enter Big H Center off
                                              Westerly and head toward the Savon.